SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2016 (November 25, 2015)

VASCO Data Security International, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-24389	36-4169320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 South Meyers Road, Suite 210

Oakbrook Terrace, Illinois 60181

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (630) 932-8844

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment (“Amendment No. 1”) to the Current Report on Form 8-K originally filed with the Securities Exchange Commission on November 25, 2015 (the “Original Filing”), amends Item 9.01 of the Original Filing to file financial information required by items 9.01(a) and 9.01(b), as permitted by Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K. Except as specifically amended herein, the Original Filing remains unchanged.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The audited financial statements of Silanis Technology Inc. for the year ended December 31, 2014 and unaudited financial statements for the nine months ended September 30, 2015 are filed herewith as Exhibit 99.2.

The audited financial statements of Silanis International Limited and its subsidiary for the year ended December 31, 2014 and unaudited financial statements for the nine months ended September 30, 2015 are filed herewith as Exhibit 99.3.

(b) Pro forma financial information.

The unaudited pro forma condensed consolidated financial information of VASCO, reflecting the acquisition of Silanis are filed herewith as Exhibit 99.4 hereto.

(d) Exhibits.

Exhibit No.	Description of Exhibit

23.1	Consent of Deloitte LLP

99.2	Audited financial statements of Silanis Technology Inc. for the fiscal year ended December 31, 2014 and unaudited financial statements for the nine months ended September 30, 2015.

99.3	Audited consolidated financial statements of Silanis International Limited and its subsidiary for the fiscal year ended December 31, 2014 and unaudited consolidated financial statements for the nine months ended September 30, 2015.

99.4	Unaudited pro forma condensed consolidated financial information of VASCO Data Security International, Inc., reflecting the acquisition of Silanis, as of September 30, 2015, for the year ended December 31, 2014 and the nine months ended September 30, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2016	VASCO Data Security International, Inc.

/s/ Mark S. Hoyt
Mark S. Hoyt
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

23.1	Consent of Deloitte LLP

99.2	Audited financial statements of Silanis Technology Inc. for the fiscal year ended December 31, 2014 and unaudited financial statements for the nine months ended September 30, 2015.

99.3	Audited consolidated financial statements of Silanis International Limited and its subsidiary for the fiscal year ended December 31, 2014 and unaudited consolidated financial statements for the nine months ended September 30, 2015.

99.4	Unaudited pro forma consolidated condensed financial information of VASCO Data Security International, Inc., reflecting the acquisition of Silanis, as of September 30, 2015, for the year ended December 31, 2014 and the nine months ended September 30, 2015.